      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 29, 1997


                                                           REG. ICA NO. 811-7691
                                                               FILE NO. 333-7543
================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X] PRE-EFFECTIVE AMENDMENT NO. 2
[ ] POST-EFFECTIVE AMENDMENT NO. __

                                     AND/OR

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] AMENDMENT NO. 2

                        THE DESSAUER GLOBAL EQUITY FUND
                EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER


       5 BAY STATE COURT, P.O. BOX 1689                 ORLEANS, MASSACHUSETTS 02653
    ADDRESS OF PRINCIPAL EXECUTIVE OFFICES         (NUMBER, STREET, CITY, STATE, ZIP CODE)

                                        (818) 795-0039
                      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                                      KRAMER, LEVIN, NAFTALIS & FRANKEL
          SUSAN PENRY-WILLIAMS, ESQ.             919 THIRD AVENUE, NEW YORK, NEW YORK 10022
     NAME AND ADDRESS OF AGENT FOR SERVICE         (NUMBER, STREET, CITY, STATE, ZIP CODE)


                            ------------------------

 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
                     APPROXIMATE DATE OF PROPOSED OFFERING

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on
Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

If appropriate, check the following box:

     [ ] This amendment designates a new effective date for a previously filed registration statement.

     [ ] This form is filed to register an additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is   .

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


==================================================================================================================
  TITLE OF SECURITIES        AMOUNT BEING         PROPOSED MAXIMUM           PROPOSED MAXIMUM          AMOUNT OF
    BEING REGISTERED          REGISTERED       OFFERING PRICE PER UNIT   AGGREGATE OFFERING PRICE   REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
Common Stock............    5,750,000 shares           $ 12.50                   $71,875,000            $21,825.00
------------------------------------------------------------------------------------------------------------------



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                             CROSS-REFERENCE SHEET

     (Pursuant to Rule 495(a) showing location in the form of Prospectus of the responses to the Items in Part A and location in the form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-2).

ITEM NUMBER
 FORM N-2,
  PART A                                   PROSPECTUS CAPTION
-----------  -------------------------------------------------------------------------------
     1       Front Cover Page
     2       Inside Front and Outside Back Cover Page
   3(1)      Summary of the Company's Expenses
    (2)      Prospectus Summary
     4       Not Applicable
     5       Plan of Distribution
     6       Not Applicable
     7       The Company and Its Objectives, Policies and Risks
   8(1)      Prospectus Summary; The Company and Its Objectives, Policies and Risks
    (2)      The Company and Its Objectives, Policies and Risks
    (3)      The Company and Its Objectives, Policies and Risks
    (4)      The Company and Its Objectives, Policies and Risks
    (5)      Not Applicable
    (6)      Not Applicable
   9(a)      Management of the Company
    (b)      Management of the Company
    (c)      Management of the Company
    (d)      Management of the Company
    (e)      Management of the Company
    (f)      Management of the Company
   10(1)     Capital Stock of the Company
    (2)      Not Applicable
    (3)      Not Applicable
    (4)      Taxes
    (5)      Not Applicable
    (6)      Not Applicable
    11       Not Applicable
    12       Not Applicable
    13       Table of Contents of the Statement of Additional Information

ITEM NUMBER                                                                  STATEMENT OF
 FORM N-2,                                                                    ADDITIONAL
  PART B                         PROSPECTUS CAPTION                       INFORMATION CAPTION
-----------   ---------------------------------------------------------  ---------------------
    14        Front Cover Page.........................................  *
    15        Front Cover Page.........................................  *
    16        *........................................................  Not Applicable
    17        The Company and its Objectives, Policies and Risks.......  *
    18        Management of the Company................................  *
    19        *........................................................  Not Applicable
    20        The Company and its Objectives, Policies and Risks.......  *
    21        Portfolio Transactions and Brokerage.....................  *
    22        Tax Matters..............................................  *
    23        *........................................................  Not Applicable



PART C



     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT
     BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL
     THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                   SUBJECT TO COMPLETION, DATED MAY 29, 1997

                                5,000,000 SHARES

                        THE DESSAUER GLOBAL EQUITY FUND
                         SHARES OF BENEFICIAL INTEREST

     The Dessauer Global Equity Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in the securities of issuers that it believes are positioned to benefit from growth in the global economy. Generally, the companies in which the Fund intends to invest will be traded in the markets of, or derive a substantial portion of their revenues from business activities within North America (the U.S. and Canada), Western Europe, Asia and Japan. There is no assurance that the Fund will achieve its objective. See "The Fund and its Objective and Policies."

     INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS AND IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES INVOLVES A SIGNIFICANT DEGREE OF RISK. ACCORDINGLY, AN INVESTMENT IN THE FUND INVOLVES SPECIAL CONSIDERATIONS AND RISKS AND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM. SEE "RISK FACTORS" COMMENCING ON PAGE 11.


     Dessauer Asset Management, Inc. and Guinness Flight Investment Management Limited are the Fund's investment advisers. Prior to this offering, there has been no public market for the shares of beneficial interest (the "Shares") in the Fund. See "Underwriting." The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange, under the symbol "DGE."


     Investors should be aware that shares of closed-end investment companies in the past frequently have traded at a discount to their net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors purchasing Shares in the initial public offering and expecting to sell such Shares soon after the completion thereof.

     The Prospectus sets forth concisely information about the Fund that a prospective investor should consider before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge and on the Commission's web site (http://www.sec.gov_). See "Additional Information."

     The Fund is the first closed-end investment company to contain an automatic conversion feature (the "Automatic Conversion Provision").
                                                        (Continued on next page)
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                            ------------------------

                                    PRICE TO                                    PROCEEDS
                                     PUBLIC             SALES LOAD(1)          TO FUND(2)
                              --------------------- --------------------- ---------------------
Per Share....................        $12.50                   $                     $
Total(3).....................      $62,500,000                $                     $

(1) The Fund and the Investment Advisers have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."


(2) Before deduction of organizational and offering expenses payable by the
    Fund, estimated to be $170,000 and $        , respectively, which includes
    up to $        to be paid to the Underwriter in partial reimbursement of its expenses. Organizational expenses will be amortized over a period not to exceed 60 months from the date that the Fund commences investment operations. Offering expenses will be deducted from net proceeds.


(3) The Fund has granted to the Underwriter an option, exercisable within 45 days of the date hereof, to purchase up to an additional 750,000 Shares solely to cover over-allotments, if any. If such option is exercised in full, the total Price to Public, Sales Load and Proceeds to Fund will be
    $        , $        and $        , respectively. See "Underwriting."
                            ------------------------

     The Shares are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter, and subject to certain conditions. Delivery of the Shares is expected against payment therefor on or
about             , 1997, at the offices of Wheat, First Securities, Inc.,
Richmond, Virginia.

                           WHEAT FIRST BUTCHER SINGER
               The date of this Prospectus is            , 1997.

(Continued from page one)

     The Fund's Declaration of Trust provides that beginning after 18 months from the date of the initial public offering, the Fund will automatically convert into an open-end investment company if its Shares close at a 5% or greater discount from the net asset value of the Fund on the last business day of any week and for each of the next 14 business days. No further approval of the shareholders of the Fund would be necessary. See "Automatic Conversion to an Open-End Investment Company."


     The address of Dessauer Asset Mangement, Inc. is 5 Bay State Court, P.O. Box 1689, Orleans, Massachusetts and its phone number is (508) 255-1651. The address of Guinness Flight Investment Management Limited in England is Lighterman's Court, 5 Gainsford Street, Tower Bridge, London, England and its phone number is 44-171-522-2100, and its United States address is 225 South Lake Avenue, Suite 777, Pasadena, California and its phone number is (818) 795-0039.


     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE SHARES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE OVER-THE-COUNTER MARKET OR OTHERWISE. SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME. SEE "UNDERWRITING."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information, including "Risk Factors," included elsewhere in this Prospectus. The discussion in this Prospectus contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), which involve risks and uncertainties and represent the Fund's expectation or beliefs, including, but not limited to, statements concerning the Fund's investment rationale, performance and financial condition. For this purpose, any statements contained in this Prospectus that are not statements of historical fact may be deemed to be forward-looking statements. The Fund desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Fund wishes to caution readers that actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in "Risk Factors" and "Taxes." Unless otherwise indicated, the information in this Prospectus assumes that the Underwriter's over-allotment option will not be exercised.

THE FUND...................  The Dessauer Global Equity Fund (the "Fund") is a
                             non-diversified closed-end management investment company. The Fund is designed for investors desiring to invest a portion of their assets in the securities of issuers that, in the opinion of Dessauer Asset Management, Inc. ("Dessauer") and Guinness Flight Investment Management Limited ("Guinness Flight"), the Fund's investment advisers, are likely to benefit from a high level of global economic growth. See "Investment Rationale."

INVESTMENT OBJECTIVE.......  The Fund's investment objective is long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in the securities of issuers that it believes are positioned to benefit from growth in the global economy. Generally, the companies in which the Fund intends to invest will be traded in the markets of, or will derive a substantial portion of their revenues from business activities within North America (the U.S. and Canada), Western Europe, Asia and Japan (collectively, the "Major Markets"). Under normal market conditions, the Fund will invest at least 65% of its total assets in a portfolio of equity securities of companies located in at least three different countries. See "The Fund and its Objective and Policies."

                             Investment in equity securities of foreign issuers and in securities denominated in foreign currencies involves a significant degree of risk. Accordingly, an investment in the Fund should be considered as an investment for only a portion of an investor's assets, not as a complete investment program. See "Risk Factors."

THE OFFERING...............  The Fund is offering 5,000,000 shares of beneficial interest (the "Shares"), par value $0.01 per Share, at a maximum offering price of $12.50 per share. The Shares are being offered by the underwriter, Wheat, First Securities, Inc. (the "Underwriter"). The Fund has granted to the Underwriter an option, exercisable within 45 days of the date hereof, to purchase up to an additional 750,000 Shares solely to cover over-allotments, if any. The minimum investment in the offering is 100 Shares ($1,250). See "Underwriting."

INVESTMENT ADVISERS........  Dessauer and Guinness Flight will act as the Fund's investment advisers (collectively, the "Investment Advisers"). The Fund has an asset allocation committee that will be chaired by John P. Dessauer and will include an additional representative from Dessauer and one from Guinness

                             Flight. The asset allocation committee will allocate assets of the Fund among the Major Markets and will designate the Fund's cash and cash equivalent holdings. At this time, it is expected that Dessauer will be responsible for investment decisions related to North America and Western Europe and that Guinness Flight will be responsible for investment decisions related to Asia and Japan. The Fund will pay Dessauer a monthly fee at an annual rate of .60% of the average weekly net asset value of the Fund and will pay Guinness Flight a monthly fee at an annual rate of .40% of the average weekly net asset value of the Fund. This fee, in the aggregate, is higher than that paid by many other investment companies.


                             Dessauer, an investment adviser registered with the Securities and Exchange Commission (the "SEC"), was founded in 1986 and as of March 31, 1997 managed $195.0 million in both U.S. and international assets for individuals. Guinness Flight, also an investment adviser registered with the SEC, was founded in 1987. Guinness Flight and its parent, Guinness Flight Global Asset Management Limited, managed approximately $4.1 billion in international assets as of March 31, 1997. See "Management of the Fund." Additionally, in May 1997 Guinness Flight's parent company merged with Hambros Fund Management PLC. See "Management of the Fund -- Investment Advisers and Investment Advisory Agreements."


ADMINISTRATOR..............  Investment Company Administration Corporation
                             ("ICAC") will act as the Fund's administrator. The Fund has agreed to pay ICAC a monthly fee at an annual rate of .25% of the average weekly net asset value of the Fund. ICAC has agreed to reduce its annual fee to a maximum of .10% of the average weekly net asset value of the Fund as long as the Fund remains a closed-end investment company. See "Management of the Fund."

DISTRIBUTIONS AND
DIVIDEND REINVESTMENT
PLAN.......................  The Fund's policy is to distribute to its shareholders all of its net investment income and net realized capital gains, if any, for each year. All distributions to shareholders whose Shares are registered in their own names will be reinvested automatically in additional Shares of the Fund, unless the shareholders elect to receive cash. Shares will be purchased in the open market or, if the Shares are trading at a premium to net asset value, issued directly by the Fund. Shareholders whose Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Fund's dividend reinvestment plan. See "Taxes" and "Automatic Dividend Reinvestment and Cash Purchase Plan."


ESTIMATED EXPENSES.........  The Fund's annual operating expenses, including advisory and administrative fees and other expenses (excluding interest expenses), are estimated to be approximately $1.0 million in its first full year of operation. Estimated offering expenses of
                             $          will be charged to capital upon
                             completion of the offering of the Shares.
                             Organizational expenses are estimated to be $170,000 and will be amortized over a period not to exceed 60 months from the date the Fund commences operations. See "Summary of the Fund's Expenses" and "Management of the Fund."

USE OF PROCEEDS............  The principal purpose for which nearly all the net proceeds of the offering are intended to be used is the purchase of securities consistent with the Fund's investment objective and policies. Since the Fund expects to invest its assets gradually to benefit from short-term fluctuations in the price of securities the Fund will purchase, the Fund anticipates that it will take approximately six months from the date of this Prospectus to invest fully the proceeds of the offering in accordance with its investment objective and policies. See "Use of Proceeds."


LISTING....................  The Shares have been approved for listing, subject to notice of issuance, on the New York Stock
                             Exchange (the "NYSE"), under the symbol "DGE."


AUTOMATIC CONVERSION TO
OPEN-END INVESTMENT
COMPANY....................  The Declaration of Trust provides that, beginning after 18 months from the date of the Fund's initial public offering, the Fund will automatically convert to an open-end investment company if its Shares close at a market price that is at a 5% or greater discount to the net asset value of the Fund on the last business day of any week and for each of the next 14 business days. A business day is any day that the NYSE is open. No further approval of shareholders of the Fund would be necessary. The Fund is the first closed-end investment company to contain such an automatic conversion feature (the "Automatic Conversion Provision"). This provision may be changed only by the affirmative vote of the holders of at least 80% of the Fund's outstanding voting securities. See "Automatic Conversion to Open-End Investment Company."

                             If the Fund converts to an open-end investment company, it will be able to continuously issue and offer for sale Shares, and each such Share could be presented to the Fund at the option of the holder for redemption at a price based on the then current net asset value per share. Shares would no longer be listed on the NYSE. The Fund's investment objective and policies, however, would not change as a result of conversion to an open-end investment company.


                             In the event of a conversion to an open-end investment company, the Fund also may charge additional fees in connection with distribution of its Shares under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, if the Fund converts to an open-end investment company, its total annual expenses may increase. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a stockholder may incur brokerage expenses in converting these securities to cash. If such payment is made in securities of issuers traded outside of the United States, a shareholder may have more difficulty disposing of such securities than the securities of issuers traded within the United States.


QUALIFICATION AS A
REGULATED
INVESTMENT COMPANY.........  The Fund intends to qualify as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended. See "Taxes."

                                  RISK FACTORS

     Investors are advised to consider carefully the risks involved in investing in foreign equity markets, which are in addition to the usual risks of investing in equity securities. Due to these risks, an investment in the Fund should be considered as an investment for only a portion of an investor's assets, not as a complete investment program.

ECONOMIC AND POLITICAL
FACTORS AFFECTING FOREIGN
COUNTRIES..................  In the course of investing in foreign countries, the Fund may be exposed to the direct or indirect consequences of political, social and economic changes in one or more countries. In emerging countries in particular, there is increased risk of hyperinflation, currency devaluation and government intervention in the economy in general. See "Risk Factors -- Economic and Political Factors Affecting Foreign Countries."

FOREIGN CURRENCY
CONSIDERATIONS.............  A portion of the Fund's assets will be invested in securities denominated in foreign currencies. As a result, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of the Fund's investments. Changes in foreign exchange rates may also adversely affect the Fund's ability to make distributions to its shareholders. Although the Fund is authorized to use various investment strategies to hedge currency exchange rate risk, many of these strategies may not initially be used by the Fund to a significant extent. See "Risk Factors -- Foreign Currency Considerations."

TRADING MARKETS IN FOREIGN
COUNTRIES..................  Trading volume in certain foreign securities markets is substantially less than that in the securities markets of the United States or other developed countries. In addition, securities held by the Fund may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. Commissions for trading on foreign country stock exchanges are generally higher than commissions for trading on U.S. exchanges, and companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Further, certain foreign markets may have less government supervision and regulation of the securities markets as compared to the U.S. markets. See "Risk Factors -- Trading Markets in Foreign Countries."

REPATRIATION; INVESTMENT
CONTROLS...................  Foreign investment in certain countries may be restricted or controlled to varying degrees by local or national governments. These restrictions or controls may include the requirement of governmental approval for the repatriation of investment income or the proceeds of sales of securities by foreign investors, and could limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Fund. See "Risk Factors -- Repatriation; Investment Controls."

DISCOUNT TO NET

ASSET VALUE................  Shares of closed-end investment companies in the past frequently have traded at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value may decrease, and may be greater for investors purchasing shares in the initial public offering and expecting to sell such Shares soon after the completion thereof. To reduce or eliminate any discount to net asset value, the Declaration of Trust of the Fund provides that the Fund will automatically convert to an open-end investment company if the circumstances described herein exist. However, notwithstanding the elimination of the market discount upon conversion of the Fund to an open-end investment company, a shareholder may incur a loss upon the sale of its Shares. See "Risk Factors -- Discount to Net Asset Value" and "Automatic Conversion to an Open-End Investment Company."


LACK OF OPERATING HISTORY;
DEPENDENCE ON INVESTMENT
ADVISERS...................  The Fund is a newly organized management investment company with no prior operating history. In addition, the Investment Advisers have not provided advisory services to a U.S. closed-end investment company. The Fund is dependent upon the diligence and skill of the Investment Advisers for the selection, structuring, closing and monitoring of its investments. See "Risk Factors -- Lack of Operating History; Dependence on Investment Advisers."

FOREIGN TAXATION...........  Dividends, interest and capital gains received by the Fund may be subject to withholding and other taxes imposed by foreign countries, whose taxes would reduce the return to the Fund on those securities; this reduction may not be recoverable by the Fund or its shareholders. See "Risk Factors -- Foreign Taxation" and "Taxes."

NON-DIVERSIFIED STATUS.....  The Fund is classified as a "non-diversified"
                             investment company under the 1940 Act, which means that the Fund may invest in as few as 12 issuers. To the extent that the Fund invests in a limited number of issuers, the Fund will be subject to greater risk of loss as a result of changes in the value of any single investment. The Fund intends to comply with the diversification requirements imposed by Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). See "Risk Factors -- Non-Diversified Status" and "Taxes."

ANTI-TAKEOVER PROVISIONS...  Certain provisions of the Fund's Declaration of
                             Trust may have the effect of limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their Shares at a premium over prevailing market prices. The Fund's Board of Trustees has determined that these provisions are in the best interests of shareholders generally. See "Risk
                             Factors -- Anti-Takeover Provisions" and "Shares of Beneficial Interest in the Fund."

                         SUMMARY OF THE FUND'S EXPENSES

     The expense summary below was developed to help you make your investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective.

        SHAREHOLDER TRANSACTION EXPENSES
          Sales Load (as a percentage of offering price)...................    5.00%
          Dividend Reinvestment and Cash Purchase Plan Fees................    None
        ANNUAL EXPENSES (as a percentage of average daily net assets)
          Advisory Fees....................................................    1.00%
          Administration Fees (after fee waivers)(1).......................    0.10%
          Other Expenses...................................................    0.65%
                                                                               -----
             Total Annual Expenses.........................................    1.75%
                                                                               =====

---------------

(1) The Fund has agreed to pay ICAC a monthly fee at an annual rate of .25% of the average weekly net assets of the Fund. ICAC has agreed to reduce its annual fee to a maximum of .10% of the average weekly net assets of the Fund as long as the Fund remains a closed-end investment company.

     SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase shares of the Fund.


     ANNUAL EXPENSES are based on the Fund's anticipated expenses for the current fiscal year. "Other Expenses" are based on estimated amounts for the current fiscal year and assume that the Fund receives net proceeds of
$          from the issue and sale of 5,000,000 Shares. The Investment Advisers or the Administrator may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Fund. To the extent they should do so, the Investment Advisers and the Administrator may seek reimbursement of such deferred fees or absorbed expenses; provided, no repayment will be made if the expense ratio would exceed 1.75%.


EXAMPLE OF EXPENSES

     You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

 1        3        5        10
YEAR     YEARS    YEARS    YEARS
----     ----     ----     ----
$ 67     $102     $140     $246

     The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly. See "Management of the Fund" for more complete descriptions of such costs and expenses.

     The Example of Expenses is a hypothetical example that illustrates the expenses associated with a $1,000 investment in the Fund over periods of one, three, five and ten years, based on the estimated expenses in the above table and an assumed annual rate of return of 5%. The 5% return and expenses should not be considered a representation of future levels. Actual returns and expenses may be greater or less than those shown. In addition, the above Example of Expenses does not reflect offering costs in connection with the public offering,
estimated to be approximately $           , which will be charged against the
proceeds of the offering. The Example of Expenses also assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. Although the Example of Expenses assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan may receive shares issued at a price or value different from net asset value. See "Automatic Dividend Reinvestment and Cash Purchase Plan."

                              INVESTMENT RATIONALE

     The Fund's investment objective and policies reflect the belief of Dessauer and Guinness Flight that the world economy is in the early stages of sustained economic growth. The Investment Advisers believe that the convergence of certain economic, political and technological changes are catalysts for this growth.

     The International Monetary Fund (the "IMF") has reported that global economic growth, as measured by gross domestic product, has been growing at an average real rate of 3.3% per year for the past 20 years. Further, the IMF projects the global economy to grow at a 4.5% real rate per year into the near future. Dessauer and Guinness Flight believe that four primary trends will support this global economic expansion:

          DECLINE OF COMMUNISM. The collapse of Communism in the former Soviet Union and Eastern Europe and the transformation of China's Communist economy to a market-based economy has undermined the ideology of state control of economies. This move to open markets will allow for more rapid economic growth around the world.

          OPENING OF WORLD TRADE. A decline in trade barriers globally over the last two decades has increased international trade, enhanced the efficiency of markets around the world and contributed to global economic expansion.

          GROWTH IN ASIA. Economic reforms in China and other Asian countries have stimulated significant economic growth within Asia. As a result of this economic growth, vast numbers of people in Asia have been able to emerge from poverty. In China alone, there are over 720 million people under the age of 30. This class of young people may be the first generation in recent Chinese history to have economic prosperity within their grasp. The Investment Advisers believe that these trends will propel growth within Asia, which in turn serves as a major catalyst for growth in the world economy.

          TECHNOLOGICAL INNOVATION. Rapid technological advancement, which is the hallmark of the last quarter of the 20(th) century, is spurring global economic growth for both developed and underdeveloped countries. This technological innovation is creating whole new industries as well as improving the efficiency and growth prospects of existing industries.

     As a result of these and other factors, Dessauer and Guinness Flight believe that the opportunity exists to make investments in certain companies that have the potential to benefit from these macroeconomic trends toward worldwide growth. The Fund will seek to invest in the securities of issuers that Dessauer and Guinness Flight believe are positioned to benefit from this growth in the global economy. The Investment Advisers further believe that certain issuers whose stock is traded in the markets of, or who derive a substantial portion of their revenues from business activities within, the Major Markets may be able to capitalize on the convergence of these four trends.

                    THE FUND AND ITS OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund intends to allocate the net proceeds of the offering in accordance with the investment objective and policies as described below. Since the Fund expects to invest its assets gradually to benefit from short-term fluctuations in the prices of securities the Fund is purchasing, the Investment Advisers believe the net proceeds of the offering will be fully invested within six months depending on market conditions.

     The Fund's investment objective is long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in the securities of issuers that it believes are positioned to benefit from the growth in the global economy. Generally, the companies in which the Fund intends to invest will be traded in the markets of, or derive a substantial portion of their revenues from business activities within, North America (the U.S. and Canada), Western Europe, Asia and Japan. Under normal market conditions, the Fund will invest at least 65% of its total assets in a portfolio of equity securities of companies located in at least three different countries.

     Although the Fund will not have a general limit as to the types of securities which it can purchase, most of the Fund's investments will be in marketable common stocks or marketable securities convertible into common stocks. Such securities may be traded on an exchange or in the over-the-counter market. Securities other than common stock or securities convertible into common stock may be held from time to time, but the Fund normally will not invest in fixed income securities except for defensive purposes or to temporarily employ uncommitted cash balances.

     The investment objective and policies described herein will not change if the Fund converts to an open-end investment company. See "Automatic Conversion to an Open-End Investment Company."

INVESTMENT PRACTICES

     In pursuing its investment objective, the Fund does not intend to lend portfolio securities or invest in illiquid or restricted securities. In addition, the Fund will observe a non-fundamental policy of not investing for the purpose of exercising control over management, even though it may take substantial positions in securities of small companies and in certain circumstances this may result in the acquisition of such control. Such circumstances could arise, for example, when existing controlling persons of an issuer dispose of their holdings to larger groups or to the public or where an issuer defaults to the Fund on its obligations pursuant to the provisions of a purchase agreement or instrument governing the rights of a senior security held by the Fund.

INVESTMENT RESTRICTIONS AND INVESTMENT POLICIES

     Investment restrictions are fundamental and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval. The following are the Fund's investment restrictions set forth in their entirety.

     INVESTMENT RESTRICTIONS. The Fund may not:


          1. (a) With respect to 50% of its assets, invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government) and may not purchase more than 10% of the outstanding voting securities of a single issuer.


             (b) With respect to the other 50% of its assets, invest more than 25% of the market value of its total assets in a single issuer.

          These two restrictions, hypothetically, could give rise to a portfolio with as few as 12 issuers. To the extent that the Fund's assets are invested in a small number of issuers, there may be a greater risk in an investment in the Fund than in a diversified investment company.

          2. Borrow money or issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets from a bank (i) for temporary or emergency purposes, including to meet redemption requests if the Fund is operating as an open-end investment company, (ii) for such short-term credits necessary for the clearance or settlement of the transactions, (iii) to finance repurchases of its Shares or (iv) to pay dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code, in amounts not exceeding 5% of its total assets (including the amount borrowed and excluding the liability for the borrowings).

          3. Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. Government Securities.

          4. Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments, and foreign currencies; securities which are secured by real estate or commodities; and securities of companies which invest or deal in real estate or commodities.

          5. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     Changes in the market value of securities in the Fund's portfolio generally will not cause the Fund to violate these investment restrictions unless any failure to satisfy these restrictions exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition.

     INVESTMENT POLICIES. The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this policy will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.

                                  RISK FACTORS

     The Fund should be considered as an investment for only a portion of an investor's assets and not as a complete investment program. Investors should carefully consider the following risk factors described below before investing in the Fund:

ECONOMIC AND POLITICAL FACTORS AFFECTING FOREIGN COUNTRIES

     In the course of investment in foreign countries, the Fund may be exposed to the direct or indirect consequences of political, social and economic changes in one or more countries. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency appreciation or depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. These economies may also be dependent upon international trade and, as a result, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

     The possibility exists in some, if not all, foreign countries of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of those countries or the value of the Fund's investments in the countries. It may be difficult for a company operating in a foreign country to obtain and enforce a legal judgement outside of the United States. In emerging countries in particular, there is increased risk of hyperinflation, currency devaluation and government intervention in the economy in general.

     It is likely that a portion of the Fund's assets will be invested in companies trading or doing business in Hong Kong. There are specific risks associated with the transition of Hong Kong to China after June 30, 1997. If China takes certain unexpected actions towards Hong Kong during and after this transition such actions could adversely affect the markets in Hong Kong and Asia and corporations operating in those regions.

FOREIGN CURRENCY CONSIDERATIONS

     The Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of the Fund's investments. The Fund will also incur costs in connection with conversions between various currencies.

     Although the Fund is authorized to use various investment strategies to hedge currency exchange rate risk, many of these strategies may not initially be used by the Fund to a significant extent. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward, futures or options contracts to purchase or sell foreign currencies. The use of forwards, futures and options contracts entails certain special risks. The variable degree of correlation between exchange rate movements of futures contracts and exchange rate movements of the related portfolio position of the Fund, for example, could create the possibility that losses on the hedging instrument would be greater than gains in the value of the Fund's position. In addition, forwards, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund may not be able to close out a transaction without incurring substantial losses. Although the use of forwards, futures and options transactions for hedging would tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it could limit any potential gains that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     Much of the income received by the Fund may be in foreign currencies. The Fund will, however, compute and distribute its income in U.S. dollars, and the computation of income will be made on the date on which the income is earned by the Fund at the foreign exchange rate in effect on that date. As a result, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the receipt of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, could have an adverse effect on the Fund's performance.

TRADING MARKETS IN FOREIGN COUNTRIES

     Trading volume in certain foreign country securities markets is substantially less than that in the securities markets of the United States or other developed countries. In addition, securities of some companies located in foreign countries will be less liquid and more volatile than securities of comparable U.S. companies. Commissions for trading on foreign country stock exchanges are generally higher than commissions for trading on U.S. exchanges, although the Fund will seek the most favorable net results on its portfolio transactions and may, in certain instances, be able to purchase its portfolio investments on stock exchanges on which commissions are negotiable. Further, some foreign markets are subject to less government supervision and regulation of the securities markets and their participants and have significantly smaller capitalization as compared to the U.S. markets. Investments in certain foreign markets are also likely to experience delays in settlement of securities transactions. Clearing and registration of securities transactions in certain countries are subject to significant risks not associated with investments in the U.S. and other more developed markets.

     Companies in certain foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, less information about a foreign company may be available than about a U.S. publicly-traded company. When a foreign issuer's financial statements are not deemed to reflect accurately its financial situation, Guinness Flight or Dessauer may take additional steps to evaluate the proposed investment. These steps may include an on-site inspection of the company, interviews with its management and consultations with accountants, bankers and other specialists. In certain cases, financial statements must be developed or verified by these specialists. In addition, government supervision and regulation of foreign stock exchanges, brokers and listed companies is generally less than in the United States.

REPATRIATION; INVESTMENT CONTROLS

     Foreign investment in certain countries may be restricted or controlled to varying degrees by local or national governments. These restrictions or controls at times may include the requirement of governmental approval for the repatriation of investment income or the proceeds of sales of securities by foreign investors. Certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in issuers in industries deemed important to national interests. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Indirect foreign investment in the securities of companies listed and traded on the stock exchanges in emerging countries may be permitted by certain of these countries in certain instances through investment funds that have been specifically authorized.

DISCOUNT TO NET ASSET VALUE

     Shares of closed-end investment companies in the past frequently have traded at a discount to net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors purchasing Shares in the initial public offering and expecting to sell such Shares soon after the completion thereof. For those investors, realization of gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The net asset value per Share immediately following the completion of the offering will be the initial offering price per Share of $12.50, minus the sales load and other per Share offering expenses. The Fund cannot predict whether the Shares will trade at, below or above net asset value. The Fund contains an Automatic Conversion Provision whereby the Fund will automatically convert to an open-end investment company after trading at a 5% or greater discount from net asset value for 15 consecutive days beginning on the last business day of any week. See "Automatic Conversion to an Open-End Investment Company."

LACK OF OPERATING HISTORY; DEPENDENCE ON INVESTMENT ADVISERS


     The Fund is a newly organized investment company with no prior operating history. Prior to this offering, there has been no public market for the Fund's Shares. The Fund has been organized to make investments selected by the Investment Advisers. Although Dessauer and Guinness Flight have a prior record of making and managing investments similar to those to be made by the Fund, the Fund itself has no operating history. In addition, neither Dessauer nor Guinness Flight has provided advisory services to a U.S. closed-end investment company. However, Guinness Flight currently advises four U.S. operated investment companies, and Guinness Flight Hambro Asset Management Limited, the parent of Guinness Flight, provides advisory services to non-U.S. closed-end investment companies. The Fund is dependent upon the diligence and skill of the Investment Advisers for the selection, structuring, closing and monitoring of its investments. See "Management of Fund."

FOREIGN TAXATION

     Dividends, interest and capital gains received by the Fund may be subject to withholding and other taxes imposed by foreign countries, whose taxes would reduce the return to the Fund on those securities; this reduction may not be recoverable by the Fund or its shareholders. See "Taxes."

NON-DIVERSIFIED STATUS

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund may invest in as few as 12 issuers. To the extent that the Fund invests in a limited number of issuers, the Fund will be subject to risk of loss as a result of changes in the value of any single investment. Investment in the Fund, therefore, may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified investment company typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. Moreover, with respect to 50% of its portfolio, the Fund may assume large positions in the obligations of a limited number of issuers. To the extent the Fund exercises this ability, the value of the securities the Fund holds will be affected to a greater extent than those in a diversified fund in the event of changes in the financial condition or the market's assessment of such limited number of issuers. See "The Fund and its Objective and Policies -- Investment Restrictions and Investment Policies."

ANTI-TAKEOVER PROVISIONS

     Certain provisions of the Fund's Declaration of Trust may have the effect of limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their Shares at a premium over prevailing market prices. The Fund's Board of Trustees has determined that these provisions are in the best interests of shareholders generally. See "Shares of Beneficial Interest in the Fund."

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's investment advisory agreements with Dessauer and Guinness Flight, the agreement with Investors Bank and Trust Company ("IB&T") as the custodian, the agreement with State Street Bank & Trust Company ("State Street") as transfer agent, the agreement with ICAC as the administrator, and the underwriting agreement relating to the offering of shares contemplated hereby with the Underwriter. The day-to-day operations of the Fund are delegated to the officers, always subject to the investment objective and policies of the Fund and to the general supervision of the Board of Trustees.

     The Trustees and principal executive officers of the Fund and their principal occupations are noted below. The address of each individual is c/o Dessauer Asset Management, Inc., P.O. Box 1689, Orleans Brewster Office Park Unit #5, New England Drive, Orleans, Massachusetts 02653.


                                  POSITIONS HELD WITH        PRINCIPAL OCCUPATIONS
       NAME AND AGE                   REGISTRANT              DURING PAST 5 YEARS
---------------------------    -------------------------    ------------------------
John P. Dessauer, 61           Chairman, Trustee            Chairman, Dessauer Asset
                                                            Management, Inc.
Thomas P. McIntyre, 41         President, Trustee           President, Dessauer
                                                            Asset Management, Inc.
James J. Atkinson, Jr., 40     Trustee                      Director, Guinness
                                                            Flight Global Asset
                                                            Management; Senior Vice
                                                            President, Huntington
                                                            Advisers, Inc.
Max A. Fischer, 60             Trustee                      Independent Financial
                                                            Consultant; General
                                                            Manager, Shearson Lehman
                                                            Brothers Bank
                                                            (Switzerland)
Ingrid R. Hendershot, 39       Trustee                      President, Hendershot
                                                            Investments; Vice
                                                            President, Financial
                                                            Analyst, Growth Stock
                                                            Outlook, Inc.
Geoffrey O. Lubbock, 50        Trustee                      Director Generation
                                                            Divestitures, Boston
                                                            Edison Company;
                                                            Financial Strategic
                                                            Planner, Boston Edison
                                                            Company
Kevin Melich, 54               Trustee                      Partner, Chartwell
                                                            Investment Partners;
                                                            Portfolio Manager,
                                                            Delaware Investment
                                                            Advisers
J. Brooks Reece, 50            Trustee                      Vice President, Sales &
                                                            Marketing, Adcole
                                                            Corporation

     The annual compensation of the Trustees is noted below. Since the Fund has not yet completed its first fiscal year, the amounts listed are estimates based upon an understanding between the Fund and each Trustee.

                         AGGREGATE       PENSION OR RETIREMENT     ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                        COMPENSATION      BENEFITS ACCRUED AS          BENEFITS          FUND AND FUND COMPLEX
    NAME OF PERSON       FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT         PAID TO TRUSTEES
----------------------  ------------     ---------------------     ----------------     -----------------------
John P. Dessauer......         --            --                       --                             --
Thomas P. McIntyre....         --            --                       --                             --
James J. Atkinson,
  Jr..................         --            --                       --                             --
Max A. Fischer........     $5,000            --                       --                        $ 5,000
Ingrid R.
  Hendershot..........     $5,000            --                       --                        $ 5,000
Geoffrey O. Lubbock...     $5,000            --                       --                        $ 5,000
Kevin Melich..........     $5,000            --                       --                        $ 5,000
J. Brooks Reece.......     $5,000            --                       --                        $ 5,000

INVESTMENT ADVISERS AND INVESTMENT ADVISORY AGREEMENTS

     Dessauer and Guinness Flight are investment managers of the Fund. Dessauer, an investment adviser registered with the SEC, was founded in 1986 and as of March 31, 1997 managed $195.0 million in both U.S. and international assets for individuals. John P. Dessauer and Thomas P. McIntyre own 100% of the common stock of Dessauer and therefore are "controlling persons" as defined by the 1940 Act.


     Guinness Flight, also an investment adviser registered with the SEC, and its former parent, Guinness Flight Global Asset Management Limited (collectively, the "Guinness Flight Firm") trace their roots back to 1836. Timothy Guinness and Howard Flight are joint managing directors of the Guinness Flight Firm. As of March 31, 1997, the Guinness Flight Firm employed 237 professional staff worldwide with offices in London, Pasadena, Hong Kong and Guernsey, and associated investments and joint ventures in Zurich, Montreal, Madras and Mexico City. As of March 31, 1997, the Guinness Flight Firm managed 67 non-U.S. based investment funds, four U.S.-open-end funds ($417.4 million in assets) and separate accounts for individual and institutional clients totalling $4.3 billion in assets. Guinness Flight is a private company that is owned 100% indirectly by the Bank of Yokohama, Hambros PLC and the management and employees of Guinness Flight and Guinness Flight Hambro Asset Management Limited.



     Pursuant to a transaction completed in May 1997, Guinness Flight Global Asset Management Limited ("GFGAM"), Hambros PLC and Hambros Fund Management PLC ("HFM") were acquired by GFGAM (which was renamed Guinness Flight Hambro Asset Management Limited) and further shares in GFGAM were acquired by Hambros PLC from Guinness Mahon Holdings plc, the former parent of GFGAM ("Guinness Mahon") and other shareholders of GFGAM. As a result of the transaction, Guinness Mahon and Hambros PLC each own approximately 42.5% and Guinness Flight management owns the remaining approximately 15% of Guinness Flight Hambro Asset Management Limited. In addition, option schemes will be established for management which could, when appropriate targets are met, increase management's ownership percentage to approximately 30%. As a result of the transaction, Guinness Flight Hambro Asset Management manages approximately $15 billion in international assets.


     The Fund has an asset allocation committee (consisting of two representatives of Dessauer and one representative of Guinness Flight) that will allocate Fund assets among the markets in which the Fund may invest. Dessauer will be responsible for investment decisions related to North America and Western Europe, and Guinness Flight will be responsible for managing the portion of the Fund's assets allocated to Asia and Japan.

     ADVISORY AGREEMENTS. Pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Fund, Dessauer and Guinness Flight will provide investment management and financial advisory services, including causing the purchase and sale of securities in the Fund's portfolio at all times subject to the policies set forth by the Board of Trustees. The Advisory Agreements provide that Dessauer and Guinness Flight will identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and determine the forms of investments. Dessauer and Guinness Flight each have the responsibility of monitoring and reviewing the Fund's portfolio.


     Under the terms of the Advisory Agreements, the Fund pays all of its expenses (other than those expenses specifically assumed by Dessauer and Guinness Flight) including the costs incurred in connection with its registration under the Securities Act and the 1940 Act; printing of the prospectus distributed to shareholders; taxes or governmental fees; brokerage commissions; custodial, transfer and shareholder servicing agents; expenses of outside counsel and independent accountants; preparation of shareholder reports; and expenses of Trustee and shareholder meetings. Dessauer and Guinness Flight may from time to time, subject to the Board of Trustees approval, contract with other service providers to perform support services that aid in managing the assets of the Fund.


     The Fund's Advisory Agreements were approved initially by the Board of Trustees (including the affirmative vote of all the Trustees who were not
parties to the Agreements or interested persons of any such party) on May   ,
1997. Each Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Fund's Board of Trustees or by the respective investment adviser or by holders of a majority of the Fund's outstanding shares. Each Advisory Agreement will continue for two years from its effective date and from year to year thereafter, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. The 1940 Act requires that the Advisory Agreements and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

     Pursuant to the Advisory Agreements, the Fund will pay Dessauer a monthly fee calculated at an annual rate of .60% of the Fund's average weekly net assets and will pay Guinness Flight a monthly fee calculated at an annual rate of .40% of the Fund's average weekly net assets. The Board of Trustees believes that such fees are appropriate because of the complexity of managing funds that invest in international securities. From time to time, Dessauer and/or Guinness Flight may voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Fund. To the extent that they should do so, they may seek repayment of such deferred fees and absorbed expenses after they discontinue this practice. However, no repayment would be made if it would result in the Fund's expense ratio exceeding 1.75% of net assets.

     MANAGEMENT OF DESSAUER. John P. Dessauer and Thomas P. McIntyre are principals of Dessauer and will manage the portion of the Fund's portfolio advised by Dessauer. Mr. Dessauer has more than 25 years experience as an investment professional. In the 1970s, Mr. Dessauer was a senior investment officer in Europe for Citibank and was responsible for managing all of Citibank's European money management services for four years. He later served as a member of the investment policy committee of a German private bank in Dusseldorf. Mr. Dessauer has experience in foreign currencies, international stocks, and international bonds. He founded John Dessauer's Investor's World, an investment newsletter, in order to bring professional, international money management services within the reach of individual investors. John Dessauer's Investor's World is a monthly investor newsletter specializing in international investing with a circulation of approximately 84,000 as of March 31, 1997. Mr. Dessauer also is a regular panelist on "Wall Street Week with Louis Rukeyser," and the author of two books on international investing, Passport to Profits and International Strategies for American Investors.


     Mr. McIntyre joined Dessauer in 1989 and became President in 1990. For two years prior to joining Dessauer, he served as an assistant treasurer for the National Association of Securities Dealers, Inc. and was responsible for their $84 million fixed-income portfolio. He previously served as Vice President and Controller for a $140 million closed-end equity fund. Mr. McIntyre graduated from Notre Dame University (with high honors) in 1977 with a degree in economics and went on to earn an M.B.A. from Notre Dame in 1979. Mr. McIntyre is a Certified Public Accountant and a Chartered Financial Analyst with over 15 years experience in financial analysis and portfolio management. Mr. McIntyre, together with Mr. Dessauer, manage $195.0 million in both U.S. and international assets for individuals.


     MANAGEMENT AND KEY PERSONNEL OF GUINNESS FLIGHT. Timothy Guinness and Howard Flight are principals of Guinness Flight. The portion of the Fund's portfolio advised by Guinness Flight will be managed by Timothy Thomas, Richard Farrell, Lynda Johnstone, Nerissa Lee, and Philip Whittome. Mr. Guinness originally joined Guinness Mahon, a predecessor entity of Guinness Flight, in 1977 in the Corporate Finance Department, and later transferred to the investment department, becoming Senior Investment Director in 1982. He served as Fund Manager of both the Guinness Flight Global Equity Fund and United Kingdom Equity Fund, which are foreign investment funds. In 1987, he became Joint Managing Director of Guinness Flight.

     Mr. Flight has been involved in asset management for over 25 years throughout the world. He joined Guinness Mahon in 1979 as a director of the investment department. In 1987, he became Joint Managing Director of Guinness Flight. Presently, he is responsible for Guinness Flight's currency and fixed income activities. Until its dissolution, he was a member of H.M. Treasury Tax Consultative Committee.

     Mr. Thomas joined Guinness Mahon in 1984 as an assistant manager in the investment department. After leaving the organization to receive an M.B.A., he re-joined Guinness Mahon in 1987 to specialize in international equity investment. He manages the Guinness Flight Global Strategy Fund's Global Equity Fund and the Guinness Flight International Accumulation Fund's International Equity Fund, which are foreign investment funds. Mr. Thomas will be a member of the asset allocation committee of the Fund.

     Mr. Farrell joined Guinness Mahon in 1978. He specializes in Asian markets and currently is the investment adviser to the Guinness Flight Global Strategy Fund's Japan Fund, Japan & Pacific Fund, and Japan Smaller Companies Fund, all of which are foreign investment funds. As the head of Guinness Flight's Asia Equity Desk, Mr. Farrell has strategic input on all of Guinness Flight's Asia Equity Funds. In addition, Mr. Farrell serves as the portfolio manager of the Guinness Flight Asia Blue Chip Fund and co-manager of the Guinness Flight China & Hong Kong Fund, which are U.S. registered open-end investment companies.

     Ms. Johnstone joined Guinness Mahon in 1986 in the investment department as a member of the Equity Team. Currently, she is responsible for running the Guinness Flight Global Strategy Fund's Hong Kong Fund and ASEAN Fund, which are foreign investment funds. Ms. Johnstone serves as the co-manager of the Guinness Flight China & Hong Kong Fund, a U.S. registered open-end investment company.

     Ms. Lee joined Guinness Flight's Hong Kong office in 1995 and specializes in Asian markets. She has a degree in economics from Hong Kong University and 20 years of experience in Asian markets. She started in the research department of the Hong Kong Stock Exchange and has been managing funds for eight years. Currently, Ms. Lee manages the Guinness Flight Global Strategy Fund's Asian Smaller Companies Fund and the Guinness Flight Select Fund's China Fund, which are foreign investment funds. Ms. Lee also serves as the Manager of the Guinness Flight Asia Small Cap Fund, which is a U.S. registered open-end investment company.

     Mr. Whittome joined Guinness Flight in 1996. He currently is a Japanese equities analyst at Guinness Flight. Prior to joining Guinness Flight, he held positions at IBJ International as a Senior Japanese Equity Analyst and at Barings London in the Japanese and Korean Equity Capital Markets Department.

ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT


     ICAC will supervise administration of the Fund pursuant to an administration agreement with the Fund. State Street will act as the Fund's transfer agent and dividend paying agent. As of the date of this Prospectus, ICAC acts as administrator of registered investment companies with total assets of approximately $3.0 billion.

     Under the administration agreement, ICAC will supervise the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provide the Fund with general office facilities, and provide, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. Those persons, as well as certain employees and trustees of the Fund, may be directors, officers, or employees of ICAC and its affiliates. For these services and facilities, the Fund has agreed to pay ICAC a monthly fee at an annual rate of .25% of the average weekly net assets of the Fund. ICAC has agreed to reduce its annual fee to a maximum of
 .10% of the average weekly net assets of the Fund so long as the Fund remains a closed-end investment company.


     State Street, a registered transfer agent, will act as the Fund's transfer agent and dividend disbursing agent. State Street will maintain an account for each shareholder of the Fund (unless such accounts are maintained by subtransfer agents or processing agents) and will perform other transfer agency and related functions. For these services, State Street will receive an annual fee based on the number of shareholder accounts or a minimum of $1,000 per month, plus account charges and expenses. The Fund will also reimburse State Street for certain expenses incurred on behalf of the Fund. State Street is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents, shareholder servicing agents or processing agents, who may be affiliates of State Street, and who agree to comply with the terms of State Street's agreement with the Fund.


CUSTODIAN

     IB&T is custodian for the securities and cash of the Fund and will perform portfolio accounting services for the Fund. IB&T will receive a fee for custodial services computed and paid monthly at an annual rate based on a percentage of the average weekly net assets of the Fund, which percentage varies depending on the location of custody. IB&T will receive an annual fee of $50,000 for fund accounting and calculation of the Fund's net asset value. IB&T also charges certain transaction-based fees.

EXPENSES


     The Fund will bear the expenses of this offering, which are not expected to
exceed $          , including legal and accounting fees relating to its
organization, regulatory filing fees and the costs of preparing solicitation materials. Organizational expenses will be capitalized and amortized over a period of five years. In addition to the fees to be paid to the investment advisers, administrator, transfer agent, dividend paying agent and custodian discussed within this prospectus, the Fund will pay all other ongoing expenses, including but not limited to legal fees, accounting fees for preparation of financial statements and tax returns, annual audits, brokerage commissions, transfer taxes and other clearing, settlement and transactional charges.


                  PRIOR PERFORMANCE OF THE INVESTMENT ADVISERS

     The following tables set forth composite performance data relating to the Fund based on accounts managed by each of the Investment Advisers that are substantially similar to the Fund. The data are provided to illustrate the past performance of the Investment Advisers in managing such substantially similar accounts, as measured against specified market indices. In addition, the Investment Advisers have provided information assuming their past performance with respect to such accounts was subject to the Fund's projected expenses for each individual calendar year and was subject to the Fund's sales and other projected expenses for the one-year and multiple year periods. Investors should not consider this performance data as an indication of future performance of the Fund.

     All information in the tables relies on data supplied by the Investment Advisers or from statistical services, reports or other sources believed by the Investment Advisers to be reliable. Such information has not been independently verified by the Fund. Each Investment Adviser has indicated that such results are net of the investment advisory fees paid by such accounts and give effect to all transaction costs as well as reinvestment of income and gains.

     DESSAUER ASSET MANAGEMENT, INC.

     Set forth below are certain performance data of the asset management accounts managed by Dessauer. Dessauer has advised the Fund that its net performance results in the table with respect to its accounts are the annual rates of return for the composite of all fully discretionary accounts of Dessauer from their first full month or quarter (as described in footnote(1) below) under management, net of management fees. Dessauer has advised the Fund that these accounts are managed under the same investment objective and substantially similar policies and strategies as those of the Fund.

                  TOTAL RETURN FOR PERIODS ENDING DECEMBER 31

                                     DESSAUER ASSET
                                      MANAGEMENT,          DESSAUER ADJUSTED      MORGAN STANLEY
                                       INC.(1)(2)            PERFORMANCE(3)       WORLD INDEX(4)
                                  --------------------     ------------------     ---------------
        1991..................             51.9%                   51.5%                16.0%
        1992..................             18.5                    18.1                 (7.1)
        1993..................             (0.6)                   (1.0)                20.4
        1994..................            (13.6)                  (14.0)                 3.4
        1995..................             46.9                    46.5                 18.7
        1996..................             27.1                    26.7                 11.7
        One-Year Period(5)....             27.1                    20.4                 11.7
        Three-Year
          Period(5)...........             17.3                    14.9                 11.1
        Five-Year Period(5)...             13.7                    12.1                  8.9
        From 1991(5)..........             19.3                    17.9                 10.1

---------------

(1) General. The rates of return for the asset management accounts (the "Accounts") managed by Dessauer include the rates of return on all Accounts managed by Dessauer, which comprise one composite, for the period from January 1, 1991 through December 31, 1996. Dessauer began asset management services in January 1986. Rates of return are not presented for Accounts managed by Dessauer prior to January 1, 1991, however, as the data for the period from January 1986 through December 1990 are not sufficiently adequate to accurately determine performance or whether they were managed in a substantially similar manner to the Fund.

    Calculations of the Accounts' rates of return. Dessauer utilizes a time-weighted rate of return formula. For the singular years 1991 and 1992, Dessauer calculated quarterly rates of return using the Dietz Method, which assumes that all cash flows into a portfolio occur at the mid-point of the quarter. For all singular years beginning in 1993, Dessauer calculated quarterly rates of return (monthly rates of return beginning in 1994) using the Modified Dietz Method, which weights each cash flow by the amount of time it is held in the portfolio. The formula for the Modified Dietz Method is:

                         RDIETZ = MVE -- MVB -- F/MVB + FW

    For this formula, "MVE" means the market value of an account at the end of a period; "MVB" means the market value of an account at the beginning of a period; "F" means the sum of cash flows within a period; and "FW" means the sum of each cash flow multiplied by its weight.

    For the years ended December 31, 1991, 1992 and 1993 the composite quarterly rate of return was calculated by adding each Account's quarterly rate of return and dividing by the number of Accounts (equal weighting). For the years ended December 31, 1994, 1995 and 1996, the composite monthly rate of return was calculated by asset weighting each Account's monthly rate of return based on its liquidation value to the composite's liquidation value.

    For the years ended December 31, 1991, 1992 and 1993, the annual rate of return was computed by linking the composite quarterly rates of return through multiplication. For the years ended December 31, 1994, 1995 and 1996, the annual rate of return was computed by linking the composite monthly rates of return through multiplication.

    For each of the six years in the period ended December 31, 1996, the rates of return are net of a management fee and are without a provision for federal or state income tax effects. Additionally, the rates of return include realized and unrealized gains and losses and the reinvestment of dividends and interest. No sales load is included because Dessauer has not historically charged up front fees.

(2) Dessauer performance figures provided by Dessauer Asset Management, Inc.

(3) The Dessauer performance figures have been restated in this column to show what such performance figures would have been for the individual years indicated if the projected expenses of the Fund had been applicable. In addition, the One-, Three- and Five-Year and From 1991 periods are restated to show what such performance figures would have been if the projected expenses of the Fund had been applicable and assumes an average annual advisory fee of 1.35% was historically charged by Dessauer.



(4) Source: Bloomberg L.P. Index performance figures do not include the sales load and other expenses.



(5) Annualized return for the period ended December 31, 1996. The annualized return assumes a sales load of 5% charged at the beginning of the period.


     GUINNESS FLIGHT INVESTMENT MANAGEMENT LIMITED

       Set forth below are certain performance data of Guinness Flight Global Equity Fund, which is a non-U.S. based fund. Guinness Flight has advised the Fund that the Guinness Flight Global Equity Fund is managed under the same investment objective and substantially similar policies and strategies as those of the Fund.
                  TOTAL RETURN FOR PERIODS ENDING DECEMBER 31

                                                            GUINNESS FLIGHT GLOBAL
                                      GUINNESS FLIGHT            EQUITY FUND          MORGAN STANLEY
                                   GLOBAL EQUITY FUND(1)   ADJUSTED PERFORMANCE(2)    WORLD INDEX(3)
                                   ---------------------   ------------------------   ---------------
        1985(4)..................            49.7%                    49.6%                  N/A
        1986(4)..................            57.3                     57.2                   N/A
        1987(4)..................            10.2                     10.0                   N/A
        1988(4)..................            10.4                     10.2                  21.2%
        1989(4)..................            25.8                     25.5                  14.7
        1990(4)..................            (5.2)                    (5.5)                (18.6)
        1991(4)..................            14.5                     14.3                  16.0
        1992(4)..................             2.5                      2.2                  (7.1)
        1993(4)..................            31.1                     30.8                  20.4
        1994(4)..................             0.4                      0.0                   3.4
        1995(4)..................            14.0                     13.7                  18.7
        1996(4)..................             9.8                      9.5                  11.7
        One-Year Period(5)(6)....             4.3                      4.0                  11.7
        Three-Year
          Period(5)(6)...........             6.1                      5.7                  11.1
        Five-Year Period(5)(6)...             9.9                      9.6                   8.9
        Ten-Year Period(5)(6)....            10.3                     10.0                   N/A
        From Inception(5)(6).....            16.6                     16.4                   N/A
        Inception Date...........         1/25/85                                           1987

---------------

(1) Guinness Flight Global Equity Fund performance figures provided by Guinness Flight Investment Management Limited.


(2) The Guinness Flight Global Equity Fund performance figures have been restated in this column to show what such performance figures would have been for the individual years indicated if the projected expenses of the Fund had been applicable. In addition, the One-, Three-, Five- and Ten-Year and From Inception periods are restated to show what such performance figures would have been if the 5% sales load and other projected expenses of the Fund had been applicable.



(3) Source: Bloomberg L.P. Index performance figures do not include the sales load and other expenses.



(4) Guinness Flight Global Equity Fund rates of return were calculated using the mean net asset value, calculated in accordance with accounting standards of the United Kingdom as reported in the Guinness Flight Global Equity Fund's financial statements, which do not include a sales load.


(5) For the period ending December 31, 1996.

(6) Guinness Flight Global Equity Fund rates of return were calculated using the mean net asset value as reported in the Guinness Flight Global Equity Fund's financial statements and have been adjusted to include a 5% sales load.

     The results presented above are not intended to predict or suggest the return to be experienced by the Fund, or the return an individual investor might achieve by investing in the Fund. Results may differ because of, among other factors, differences in brokerage commissions, expenses (including investment advisory fees), diversification of securities, timing of purchases and sales. In addition, these results do not reflect the effects of federal, state or excise taxes or 1940 Act investment restrictions applicable to registered investment companies. Investors should not rely on the above performance data.

                                USE OF PROCEEDS

     The net proceeds to the Fund of the offering, estimated to be $ million, will be invested in accordance with the policies described above under "The Fund and its Objective and Policies." Since the Fund expects to invest its assets gradually to benefit from short-term fluctuations in the price of securities the Fund is purchasing, the Fund expects that net proceeds will be invested fully, consistent with its investment objective and policies, within six months of the date of this Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund will be made by the Investment Advisers. The Investment Advisers are authorized to allocate the orders placed by them on behalf of the Fund to such brokers who also provide research or statistical material, or other services to the Fund or the Investment Advisers for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Advisers shall determine and the Investment Advisers will report on such allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis thereof. In addition, the Investment Advisers may consider sales of shares of the Fund and of any other funds advised or managed by the Investment Advisers as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, subject to the requirements of best execution.

     In selecting a broker to execute each particular transaction, the Investment Advisers will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is justified reasonably by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, neither Investment Adviser shall be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Investment Advisers for the Fund's use a commission for effecting a portfolio investment transaction in excess of the commission another broker would have charged for effecting the same transaction. The Investment Adviser must determine in good faith, however, that the commission was reasonable in relation to the value of the research service provided by such broker with respect to the particular transaction or the Investment Adviser's ongoing responsibilities with respect to the Fund.

                           ALLOCATION OF INVESTMENTS

     The Investment Advisers have other advisory clients, including individuals, trusts, pensions, and profit sharing funds, that have investment objectives similar to the Fund's investment objective. As such, there will be times when the Investment Advisers may recommend purchases and/or sales of the same portfolio securities for the Fund and their other clients. In such circumstances, it will be the policy of the Investment Advisers to allocate purchases and sales among the Fund and their other clients in a manner which the Investment Advisers deem equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or amount of a security purchased by the Fund.

             AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     All distributions to shareholders whose shares are registered in their own names automatically will be reinvested in additional shares of the Fund pursuant to the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless they elect to receive cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. Participation in the Plan is voluntary and may be terminated or resumed at any time upon written notice from the participant received by State Street, the plan agent (the "Plan Agent"), prior to the record date of the next dividend. Additional information regarding such election may be obtained from the Fund.

     Dividend payments and other distributions to be made by the Fund to participants in the Plan ("Plan Participants") either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market) or will be represented by the delivery of shares, depending upon which of the two options would be the most favorable to participants, as determined in accordance with the procedures hereafter described. On each date the Fund determines the net asset value of the shares (the "Valuation Date"), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Fund, the Plan Agent will compare the determined net asset value per share with the market price per share. For all purposes of the Plan, "market price" shall be deemed to be the highest price bid at the close of the NYSE or other primary exchange on which the Fund is traded on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made. If the net asset value in any such comparison is found to be lower than the market price, the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Plan Participants at a price per share equal to the greater of the determined net asset value per share or 95% of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share is higher than the market price per share, then the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan Agent for the account of Plan Participants. The Plan Agent then shall use such cash payment to buy additional shares of the Fund in the "open market" for the account of the Plan Participants; provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the first trading day following receipt of the cash payment from the Fund, any remaining funds shall be used by the Plan Agent to purchase newly issued Shares from the Fund at the greater of the determined net asset value per share or 95% of the market price per share as of the relevant Valuation Date or the next preceding date.

     Plan Participants will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Fund's shares. Such payments may be made in any amount from a minimum of $50 to a maximum of $1,000 per month per Plan Participant. The Fund may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan Agent will determine the amount of funds accumulated in the Fund. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month (the "Investment Date"). The funds will be used to purchase Shares from the Fund. If the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or 95% of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the "open market" for the account of the Plan Participants; provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event that the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued Shares from the Fund at the greater of the determined net asset value per share or 95% of the market price per share as of the relevant Valuation Date. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month. This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least 48 hours before such payment is to be invested by the Plan Agent.

     State Street will perform bookkeeping and other administrative functions, such as maintaining all shareholder accounts in the Plan and furnishing written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan Participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareholders who are entitled to vote on any matter involving the Fund. In case of shareholders who hold shares for others who are the beneficial owners, such as banks, brokers, or nominees, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by such shareholders as representing and limited to the total number of Shares registered in the shareholder's name and held for the account of beneficial owners who have elected to participate in the Plan.

     There are no special fees or charges to participants other than reasonable
transactions fees, which shall not exceed the lesser of   % of the amount
reinvested or $     and a termination fee of up to $     .

     With respect to purchases from voluntary cash payments, the Plan Agent will
charge $     , plus a pro rata share of the brokerage commissions, if any.
Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will purchase shares for all participants in large blocks and prorate the commission rate.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment received and any dividend or distribution to be paid subsequent to a date specified in a notice of the change sent to all shareholders at least 90 days before such specified date. The Plan may also be terminated on at least 90 days' written notice to all shareholders in the Plan.

                           AUTOMATIC CONVERSION TO AN
                          OPEN-END INVESTMENT COMPANY

AUTOMATIC CONVERSION PROVISION

     The Fund is the first closed-end investment company to contain an automatic conversion feature. The Fund's conversion to an open-end investment company will occur automatically upon the occurrence of the conditions described below without requiring a vote of the shareholders of the Fund.

     The Declaration of Trust provides that, beginning after 18 months from the date of the initial public offering, the Fund will automatically convert into an open-end investment company if its Shares close at a market price that is a 5% or greater discount to the net asset value of the Fund on the last business day of any week and for each of the next 14 business days thereafter. A business day is any day that the NYSE is open. This provision may be amended only by the affirmative vote of the holders at least 80% of the Fund's outstanding voting securities.

     Once the Automatic Conversion Provision is triggered, the Fund may not continue to operate as a closed-end investment company even if the Fund ceases to trade at a 5% or greater discount to the net asset value of the Fund. Within one week thereafter, the Fund will file a registration statement with the SEC to register as an open-end investment company. The disclosure concerning the Fund contained in such registration statement will be substantially identical to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of Shares and any other item pertaining to open-end investment companies.

     If the Fund converts to an open-end investment company, it will be able to continuously issue and offer for sale Shares, and each such Share could be presented to the Fund at the option of the holder for redemption at a price based on the then-current net asset value per share. Further, Shares would no longer be listed on the NYSE. After the conversion, Shares may be purchased from and redeemed by the Fund at net asset value as follows.

PURCHASING SHARES

     Investors will be permitted to purchase Shares from the Fund's transfer agent or from other selected securities brokers or dealers following conversion to an open-end investment company. A buyer whose purchase order is received by the transfer agent before the close of trading on the NYSE, currently 4:00 p.m. Eastern time, will acquire Shares at the net asset value determined as of that day. A buyer whose purchase order is received by the transfer agent after the close of trading on the NYSE will acquire Shares at the net asset value set as of the next trading day. A broker may charge a transaction fee for the purchase.

     The Fund anticipates that, should it convert to an open-end investment company, the minimum initial investment in the Fund will be $2,500 for regular accounts and $1,000 for tax-qualified retirement plans. The Fund anticipates that the minimum additional investment in the Fund will be $1,000 for regular accounts and $500 for tax-qualified retirement plans. The Fund may further reduce or waive the minimums for certain retirement and other employee benefit plans; for the Adviser's employees, clients and their affiliates; for advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Funds. Investors will be permitted to purchase Shares by check or by wire. The Fund will provide a pre-authorized investment plan to investors.

     Upon conversion, the Fund may institute a distribution plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the Plan, the Fund would be permitted to incur distribution expenses related to the sale of its shares of up to .25% per annum of the Fund's average daily net assets. The Plan would provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its distributor.

REDEEMING SHARES

     Investors will be permitted to redeem Shares through the transfer agent of the Fund or from other selected securities brokers or dealers following conversion to an open-end investment company. A shareholder whose redemption order is received by the Transfer Agent before the close of trading on the NYSE, currently 4:00 p.m. Eastern time, will redeem Shares at the net asset value set as of that day. A shareholder whose redemption order is received by the Transfer Agent after the close of trading on the NYSE will redeem Shares at the net asset value set as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

                   SHARES OF BENEFICIAL INTEREST IN THE FUND

     The Fund is a Delaware business trust that was created on June 28, 1996. The Fund is authorized to issue 50 million shares of beneficial interest, par value $.01 per share. Each Share has equal voting, dividend, distribution, and liquidation rights. The Shares offered hereby, when issued and paid for pursuant to the terms of this offering, will be fully paid and non-assessable. The Shares are not redeemable and have no preemptive, conversion, or cumulative voting rights.

     The Fund's Declaration of Trust provides that under certain conditions the affirmative vote of at least 75% of the outstanding voting stock is required:
(i) to voluntarily convert the Fund into an open-end investment company; (ii) to approve any proposal to dissolve, merge, or consolidate the Fund; (iii) to sell its assets; or (iv) to effect any amendment to the Declaration of Trust to voluntarily make the Shares a redeemable security (as well as to amend any of the foregoing provisions). These provisions and others in the Declaration of Trust make it more difficult for a third party to obtain control of the Fund. "Anti-takeover" provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to gain control in a tender offer, proxy contest or similar transaction.

     Under Delaware law, shareholders of the Fund are not held personally liable for the obligations of the Fund. The Declaration of Trust of the Fund provides that, to the fullest extent permitted by the law, no Trustee or officer of the Fund will have any liability to the Fund or its stockholders for damages. The Fund will indemnify and advance expenses to its Trustees or officers to the fullest extent that indemnification is permitted by law.

     The Declaration of Trust does not waive a Trustee's or officer's duty to comply with the Securities Act or the 1940 Act or any rule, regulation, or order thereunder. Further, the Declaration of Trust does not protect the officers and Trustees against any liability to the Fund or its stockholders to which such others or Trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

     Shares entitle the holders to one vote per share. The shareholders have certain rights, as set forth in the Bylaws of the Fund, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

                                     TAXES

     Under certain circumstances, the Fund may be in a position to (in which case it would) elect to "pass-through" to its shareholders the right to a credit or deduction for income or other creditable taxes paid by the Fund to foreign governments.

     It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the requirements imposed by the Code. The Fund may, however, subject to the review of the Board of Trustees, retain the net realized long-term capital gains of the Fund. In such event, the taxes thereon would be paid by the Fund and appropriate credit allowed to the shareholders of the Fund, pursuant to Code section 852(b)(3)(D).

     A statement setting forth the federal income tax status of all distributions made (or deemed made) during the year will be sent to shareholders promptly after the end of each year.

  Qualification as a Regulated Investment Company

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities, or foreign currencies (or options, futures, or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized as disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to extent attributable to changes in foreign currency exchange rates) and gain or loss recognized on the disposition of a forward foreign currency contract, futures contract, option or similar financial investment, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256, will generally be treated as ordinary income or loss.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

     Certain transactions that may be engaged in by the Fund (such as regulated futures contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. Under Treasury Regulations, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which each of the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

  Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

  Fund Distributions

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Such dividends paid by the Fund will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4),
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his Shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his Shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional Shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional Shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and redemption proceeds, if any, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

  Sale of Shares

     A shareholder will recognize gain or loss on the sale of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the Shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other Shares of the Fund within 30 days before or after the sale. In general, any gain or loss arising from (or treated as arising from) the sale of Shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the Shares were held for longer than one year. However, any capital loss arising from the sale of Shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such Shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

     The same rules will apply to redemptions of Fund Shares should the Fund convert into an open-end investment company.

  Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

  Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                                  UNDERWRITING

     Subject to the terms and conditions of the Underwriting Agreement, Wheat, First Securities, Inc. (the "Underwriter") has agreed to purchase the 5,000,000 Shares offered hereby from the Fund, and the Fund has agreed to sell the 5,000,000 Shares offered hereby to the Underwriter.

     The Underwriting Agreement provides that the obligations of the Underwriter thereunder are subject to approval of certain legal matters by counsel and to various other conditions. The nature of the Underwriter's obligation is such that it is committed to purchase and pay for all of the Shares if any are purchased.

     The Underwriter proposes to offer the Shares offered hereby initially at the offering price set forth on the cover page of this Prospectus. The Underwriter proposes to offer the Shares to certain securities dealers at such
price less a concession not in excess of $.     per share. The Underwriter may
allow, and such selected dealers may reallow, a concession not in excess of
$.     per share to certain brokers and dealers. After the offering, the price to the public, concession, allowance and reallowance may be changed by the Underwriter. The Underwriting Agreement provides that the Fund will pay the
Underwriter up to $       in partial reimbursement of its expenses.

     The Fund has granted to the Underwriter an option, exercisable within 45 days of the date of this Prospectus, to purchase up to an additional 750,000 additional Shares to cover over-allotments, if any, at the same price per share as the initial 5,000,000 Shares to be purchased by the Underwriter from the Fund. To the extent that the Underwriter exercises this option, the Underwriter will be committed, subject to certain conditions, to purchase such additional Shares. The Underwriter may purchase such Shares only to cover over-allotments made in connection with this offering.

     Investors must pay for the Shares on the third business day following the date of the final Prospectus. Investors should consult their brokers concerning the manner and method of payment. In addition, physical delivery of certificates representing Shares initially may be required to transfer ownership.

     In connection with the requirements for listing of the Shares on the NYSE, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Shares ($1,250).

     The Fund anticipates that from time to time the Underwriter may act as broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be an Underwriter and, subject to certain restrictions, may act as broker while it is Underwriter.

     The Fund has agreed not to issue, and all Trustees and executive officers of the Fund have agreed not to resell, any additional Shares or other equity securities of the Fund for 180 days after the date of this Prospectus without the prior written consent of the Underwriter.

     The Fund and the Investment Advisers have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make in respect thereof.

                                NET ASSET VALUE

     The net asset value of shares of the Fund will be determined no less frequently than weekly, on the last business day of each week and at such other times as the Fund's Board of Trustees may determine as of the close of regular trading on the NYSE by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

     An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). If there are no bid and asked quotations, the security is valued at the most recent bid quotation. An unlisted equity security which is traded on the Nasdaq Stock Market or the Nasdaq National Market is valued at the most recent sale price. If there are no such sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the Nasdaq Stock Market or the Nasdaq National Market but traded in another over-the-counter market, is the most recent sale price. If there are no such sales, the security is valued at the Calculated Mean. If there is no Calculated Mean, the security is valued at the most recent bid quotation.

                              GENERAL INFORMATION

ACCOUNTANTS


     Ernst & Young LLP is the independent accountant of the Fund. Generally, the independent accountant will audit the financial statements and the financial highlights of the Fund, as well as provide reports to the Trustees.


LEGAL COUNSEL

     Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 is legal counsel of the Fund. In addition, Kramer Levin will provide counsel to the Board of Trustees of the Fund.

     Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219-4047 is legal counsel to the Underwriter.

                             ADDITIONAL INFORMATION

     The Fund has filed with the SEC a Registration Statement under the Securities Act and the 1940 Act with respect to the Shares offered hereby. This Prospectus does not contain all of the information set forth in the Registration Statement and its exhibits and schedules. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement, including the exhibits and schedules filed as part thereof. Statements contained in this Prospectus as to the contents of any contract or any other document are not necessarily complete, and, in each such instance, reference is hereby made to the copy of the contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference thereto. The Registration Statement, together with its exhibits and schedules, may be inspected without change at the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and the regional offices of the SEC located at 7 World Trade Center, Suite 1300, New York, New York 10048 and at 500 West Madison Street, Suite 1400 Chicago, Illinois 60661. Copies of all or any part of such materials may be obtained from any such office upon payment of the fees prescribed by the SEC. Such information may also be inspected and copied at the offices of the NYSE at 20 Broad Street, New York, New York 10005. The SEC maintains an internet site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

                              FINANCIAL STATEMENTS

     Shareholders receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders receive financial statements examined by the Fund's independent accountant.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of

The Dessauer Global Equity Fund



     We have audited the accompanying statement of assets and liabilities of The Dessauer Global Equity Fund (the "Fund") as of May 23, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.


     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Fund at May 23, 1997 in conformity with generally accepted accounting principles.



                                          /s/ ERNST & YOUNG LLP



Los Angeles, California


May 23, 1997

                        THE DESSAUER GLOBAL EQUITY FUND


                      STATEMENT OF ASSETS AND LIABILITIES


                                  MAY 23, 1997



                                           ASSETS
Assets:
  Cash............................................................................   $100,000
  Deferred offering costs.........................................................    330,000
  Deferred organization expenses (Note 1).........................................    170,000
                                                                                    ---------
          Total Assets............................................................    600,000
Liabilities:
  Due to advisers (Note 3)........................................................    330,000
  Organization expenses payable...................................................    170,000
                                                                                    ---------
          Total Liabilities.......................................................    500,000
                                                                                    ---------
  Commitments (Note 2)
Net Assets........................................................................   $100,000
                                                                                     ========
Represented by:
  Common Stock, $.01 par value, authorized 50,000,000 shares;
     8,418 shares issued and outstanding..........................................         84
  Paid-in Surplus.................................................................     99,916
                                                                                    ---------
                                                                                     $100,000
                                                                                     ========
Net Asset Value per share.........................................................     $11.88
                                                                                     ========
Maximum Offering Price per share ($11.88/0.95)....................................     $12.50
                                                                                     ========


NOTE 1. ORGANIZATION:


     The Dessauer Global Equity Fund (the "Fund") was organized in Delaware on June 28, 1996 and is registered with the Securities and Exchange Commission as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The objective of the Fund is long-term capital appreciation in the global economy. The Fund has no operations other than the issue of shares of its common stock on May 23, 1997 to Dessauer Asset Management, Inc. and Guinness Flight Investment Management Limited. As of May 23, 1997, the Fund is preparing for the registration and offering of 5,750,000 shares of its common stock at $12.50 per share.



     Organization costs estimated at $170,000 will be deferred and amortized on a straight-line basis over a 60-month period from the date the Fund commences operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization costs in the same proportion as the number of such shares being redeemed bears to the number of initial shares that are outstanding at the time of the redemption. Deferred offering costs will be charged against the proceeds of the offering upon its successful closing or will be expensed otherwise.


NOTE 2. AGREEMENTS:

     The Fund intends to enter into investment advisory agreements with Dessauer Asset Management, Inc. ("Dessauer") and Guinness Flight Investment Management Limited ("Guinness Flight") (together, the "Investment Advisers") pursuant to which the Investment Advisers will be responsible for providing investment advisory services to the Fund (the "Advisory Agreements"). For services under the Investment Advisory Agreements, the Fund will pay Dessauer a monthly fee at an annual rate of .60% of the average weekly net asset value of the Fund and will pay Guinness Flight a monthly fee at an annual rate of .40% of the average weekly net asset value of the Fund.



     The Fund intends to enter into an administrative agreement with Investment Company Administration Corporation (the "Administrator") pursuant to which the Administrator will provide the Fund with certain administrative services. For its services, the Administrator will receive a monthly fee at an annual rate of
 .25% of the average weekly net asset value of the Fund. The Administrator has agreed to an annual rate of .10% instead of the .25% as long as the Fund is a closed-end investment company. Certain employees of the Administrator are officers of the Fund.


     The Fund also intends to enter into a custody agreement with Investors Bank and Trust Company (the "Custodian") pursuant to which the Custodian will provide the Fund with custody services for the Fund's assets. The custody agreement provides for an annual fee of $50,000 for accounting services plus a fee for custodial services computed and paid monthly at an annual rate based on the amount of assets under custody, plus transactional fees.

NOTE 3. RELATED PARTY TRANSACTIONS:


     As of May 23, 1997, all of the Fund's issued and outstanding shares are owned by Dessauer Asset Management, Inc. and Guinness Flight Investment Limited.


     Certain officers of Dessauer and Guinness Flight are also officers and trustees of the Fund.


     Certain costs of the offering and organizational expenses were paid by the Investment Advisers on behalf of the Fund. These amounts are reflected on the Statement of Assets and Liabilities as Due to the Investment Advisers.

  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.
                            ------------------------

                               TABLE OF CONTENTS


                                      PAGE
                                      -----
Prospectus Summary..................      3
Risk Factors........................      6
Summary of the Fund's Expenses......      8
Investment Rationale................      9
The Fund and Its Objective and
  Policies .........................      9
Risk Factors........................     11
Management of the Fund..............     15
Prior Performance of the Investment
  Advisers..........................     19
Use of Proceeds.....................     22
Portfolio Transactions and
  Brokerage.........................     22
Allocation of Investments...........     22
Automatic Dividend Reinvestment and
  Cash Purchase Plan................     23
Automatic Conversion to an Open-End
  Investment Company................     25
Shares of Beneficial Interest in the
  Fund .............................     26
Taxes...............................     26
Underwriting........................     33
Net Asset Value.....................     33
General Information.................     34
Additional Information..............     34
Financial Statements................     34
Report of Independent Auditors......     35
Statement of Assets and
  Liabilities.......................     36


                            ------------------------

  Until       , 1997 (25 days after the date of this Prospectus), all dealers effecting transactions
in the Shares, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as Underwriter and with respect to their unsold allotments or subscriptions.

                                5,000,000 SHARES

                                  THE DESSAUER
                               GLOBAL EQUITY FUND

                                   SHARES OF
                              BENEFICIAL INTEREST
                            ------------------------

                                   PROSPECTUS
                            ------------------------
                           WHEAT FIRST BUTCHER SINGER
                                           , 1997

                                     PART B



                      STATEMENT OF ADDITIONAL INFORMATION



     The information required by Part B of Form N-2 has been incorporated into the Prospectus under Part A.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a)FINANCIAL STATEMENTS.

        In Part A:


             Report of Independent Auditors.


             Statement of Assets and Liabilities.


        In Part B:


             Not Applicable.


        In Part C:

             None.

     (b) EXHIBITS.


EX-99.2A       Certificate of Trust of Registrant filed as Exhibit 99.2A to
               Registrant's Registration Statement on Form N-2 filed
               electronically on July 3, 1996 (accession number
               0000922423-96-000307) and incorporated herein by reference.
EX-99.2B(1)    Delaware Trust Instrument dated June 27, 1996, as revised May
               23, 1997, is filed herewith.
EX-99.2B(2)    By-laws adopted June 27, 1996 are filed herewith.
EX-99.2C       Not Applicable.
EX-99.2D       Specimen Share Certificate filed herewith.
EX-99.2E       Automatic Dividend Reinvestment and Cash Purchase Plan filed herewith.
EX-99.2F       Not Applicable.
EX-99.2G(1)    Investment Advisory Agreement between the Registrant and
               Guinness Flight Investment Management Limited is filed
               herewith.
EX-99.2G(2)    Investment Advisory Agreement between the Registrant and
               Dessauer Asset Management, Inc. is filed herewith.
EX-99.2H       Underwriting Agreement between the Registrant, Dessauer Asset
               Management, Inc., Guinness Flight Investment Management
               Limited and Wheat, First Securities Inc. is filed herewith.
EX-99.2I       Not Applicable.
EX-99.2J       Form of Custodian Agreement between the Registrant and
               Investors Bank and Trust Company is filed herewith.
EX-99.2K(1)    Form of Administration Agreement by and between the
               Registrant and Investment Company Administration Corporation.
EX-99.2K(2)    Form of Registrar, Transfer Agency and Service Agreement by
               and between the Registrant and State Street Bank and Trust
               Company.
EX-99.2L       Opinion of Kramer, Levin, Naftalis & Frankel filed herewith.
EX-99.2M       Not Applicable.

EX-99.2N(1)    Consent of Kramer, Levin, Naftalis & Frankel filed herewith.
EX-99.2N(2)    Consent of Ernst & Young filed herewith.
EX-99.2O       Not Applicable.
EX-99.2P(1)    Agreement between the Registrant and Dessauer Asset
               Management, Inc. dated May 23, 1997 in consideration for
               providing the initial capital is filed herewith.
EX-99.2P(2)    Agreement between the Registrant and Guinness Flight
               Investment Management Limited dated May 23, 1997 in
               consideration for providing the initial capital is filed
               herewith.
EX-99.2Q       Not Applicable.
EX-99.2R       Not Applicable.


ITEM 25. MARKETING ARRANGEMENTS

     None.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


        SEC Registration Fees.............................................  $ 23,925
        NASD Fees and Fees and Expenses of Qualification under State
          Securities Laws.................................................     9,688
        New York Stock Exchange Listing Fee...............................    91,600
        Printing..........................................................   104,590
        Legal Fees and Expenses...........................................    16,000
        Accounting Fees and Expenses......................................    15,000
        Marketing Expenses................................................   100,000
        Miscellaneous.....................................................    10,000
                                                                            ========
                  Total...................................................  $370,803


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


                  TITLE OF CLASS; SHARES           NUMBER OF RECORD HOLDERS
                ($.01 PAR VALUE PER SHARE)            AS OF MAY 23, 1997
            --------------------------------------------------------------------
             THE DESSAUER GLOBAL EQUITY FUND                  2


ITEM 29. INDEMNIFICATION

     (a) Subject to the exceptions and limitations contained in section (b):

          (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in section (a) may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Dessauer Asset Management, Inc. and its affiliates provide management services to the Registrant and individual client accounts. To the best of the Registrant's knowledge, the directors and officers of Dessauer Asset Management, Inc. have not held at any time during the past two fiscal years or been engaged for their own account or in the capacity of director, officer, employee, partner or trustee in any other businesses, professions, vocations or employment.

     Guinness Flight Investment Management Limited and its affiliates provide management services to the Registrant, the Guinness Flight Investments Funds, off-shore funds and separate accounts. To the best of the Registrant's knowledge, the directors and officers of Guinness Flight Investment Management Limited have not held at any time during the past two fiscal years or been engaged for their own account or in the capacity of director, officer, employee, partner or trustee in any other businesses, professions, vocations or employment.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS


     The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Investment Company Administration Corporation, 2025 East Financial Way, Suite 101, Glendora, CA 91741, except for those maintained by the Fund's Custodian.


ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS

     (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not applicable.

     (3) Not applicable.

     (4) Not applicable.

     (5) Not applicable.

     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.


     (7) The Registrant undertakes that for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.



     (8) The Registrant undertakes that for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of New York, and State of New York, on the 23rd day of May, 1997.
                                          THE DESSAUER GLOBAL EQUITY FUND


                                          By:     /s/ THOMAS P. MCINTYRE

                                            ------------------------------------
                                               Thomas P. McIntyre, President


     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                TITLE                      DATE
---------------------------------------------            ---------                -------------

            /s/ JOHN P. DESSAUER                          Trustee                 May 23, 1997
---------------------------------------------
              John P. Dessauer

           /s/ THOMAS P. MCINTYRE                         Trustee                 May 23, 1997
---------------------------------------------
             Thomas P. McIntyre

         /s/ JAMES. J. ATKINSON, JR.                      Trustee                 May 23, 1997
---------------------------------------------
           James J. Atkinson, Jr.

             /s/ MAX A. FISCHER                           Trustee                 May 23, 1997
---------------------------------------------
               Max A. Fischer

          /s/ INGRID R. HENDERSHOT                        Trustee                 May 23, 1997
---------------------------------------------
            Ingrid R. Hendershot

           /s/ GEOFFREY O. LUBBOCK                        Trustee                 May 23, 1997
---------------------------------------------
             Geoffrey O. Lubbock

              /s/ KEVIN MEDICK                            Trustee                 May 23, 1997
---------------------------------------------
                Kevin Medick

          /s/ J. BROOKS REECE, JR.                        Trustee                 May 23, 1997
---------------------------------------------
            J. Brooks Reece, Jr.

                                 EXHIBIT INDEX


EX-99.2B(1)      Delaware Trust Instrument
EX-99.2B(2)      By-Laws
EX-99.2D         Specimen Share Certificate
EX-99.2E         Automatic Dividend Reinvestment and Cash Purchase Plan
EX-99.2G(1)      Investment Advisory Agreement between the Registrant and Guinness Flight
                 Investment Management Limited
EX-99.2G(2)      Investment Advisory Agreement between the Registrant and Dessauer Asset
                 Management, Inc.
EX-99.2H         Underwriting Agreement
EX-99.2J         Form of Custodian Agreement
EX-99.2K(1)      Form of Administration Agreement by and between the Registrant and
                 Investment Company Administration Corporation
EX-99.2K(2)      Form of Registrar, Transfer Agency and Service Agreement by and between the
                 Registrant and State Street Bank and Trust Company.
EX-99.2L         Opinion of Kramer, Levin, Naftalis & Frankel
EX-99.2N(1)      Consent of Kramer, Levin, Naftalis & Frankel
EX-99.2N(2)      Consent of Ernst & Young LLP
EX-99.2P(1)      Agreement between the Registrant and Guinness Flight Investment Management
                 Limited for providing the initial capital
EX-99.2P(2)      Agreement between the Registrant and Dessauer Asset Management, Inc. for
                 providing the initial capital